Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 30, 2016, is among SAMSON OIL AND GAS USA, INC., a Colorado corporation (“Borrower”), SAMSON OIL & GAS LIMITED, an Australian public company (the “Parent”), SAMSON OIL AND GAS USA MONTANA, INC., a Colorado corporation (“Samson Montana”, and together with the Parent, collectively, the “Guarantors”, and each, individually, a “Guarantor”), the Lenders party hereto, and MUTUAL OF OMAHA BANK, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”) and as L/C Issuer.

R E C I T A L S

A. Borrower, the financial institutions party thereto, and Administrative Agent are parties to a Credit Agreement dated as of January 27, 2014, as amended by that certain First Amendment to Credit Agreement, dated as of November 24, 2014, and that certain Second Amendment to Credit Agreement, dated as of May 13, 2015, and that certain Third Amendment to Credit Agreement dated as of March 31, 2016 (collectively, the “Original Credit Agreement”).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (a) all references in the Loan Documents to the “Credit Agreement” or the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (b) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment and the Modification Papers, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

“Designated Event” means the first to occur of August 31, 2016, or the closing/funding of the sale of Borrower’s Bakken based assets for a purchase price of approximately $15,000,000.

“Effective Date” means the date when (a) all Lenders have executed this Amendment, and (b) the conditions set forth in Section 4 of this Amendment have been complied with to the satisfaction of the Administrative Agent, unless waived in writing by the Administrative Agent.

“Modification Papers” means this Amendment and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

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2. Amendment to Original Credit Agreement. On the Effective Date, the definition of “Maturity Date” in Section 1.01 of the Original Credit Agreement shall be deemed to be amended as follows:

“‘Maturity Date’ means October 31, 2017; provided however that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”

3. Borrowing Base. As of the Effective Date, the Borrowing Base shall remain at $30,500,000 until the occurrence of the Designated Event at which time the Borrowing Base shall automatically reduce to $19,000,000 (the “Automatic Reduction”). The Automatic Reduction shall not count against the number of special determinations permitted under Section 4.03 of the Original Credit Agreement. Further, the Automatic Reduction shall be in addition to the scheduled redeterminations of the Borrowing Base per Section 4.02 of the Original Credit Agreement, regardless of whether any scheduled redetermination occurs prior to, concurrently with or after this Borrowing Base reduction.

4. Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. Fourth Amendment to Credit Agreement. This Amendment shall be in full force and effect.

B. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

5. Certain Representations. Each of Borrower and Guarantors represents and warrants that, as of the Effective Date: (a) each Loan Party has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by each Loan Party thereof. In addition, each of Borrower and Guarantors represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents to which such Person is a party are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, are requalified by reference to materiality shall be true and correct without regard to such materiality standard) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

6. No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties hereto.

7. Acknowledgments and Agreements. Each of Borrower and Guarantors (a) acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and (b) waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Guarantors, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as previously amended in writing and as amended hereby, and acknowledge and agree that the Original Credit Agreement, as previously amended in writing and as amended hereby, is and remains in full force and effect. Each of Borrower and Guarantors acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as previously amended in writing and as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be Default or an Event of Default, as applicable, under the Original Credit Agreement.

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8. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

9. Confirmation of Security. Each of Borrower and Guarantors hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be deemed effective as delivery of a manually executed counterpart.

11. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

12. Entirety, Etc. This Amendment and the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER:

SAMSON OIL AND GAS USA, INC.

By:	/s/ Robyn Lamont
Robyn Lamont
Vice President and Chief Financial Officer

GUARANTORS:

SAMSON OIL & GAS LIMITED

By:	/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer

SAMSON OIL AND GAS USA MONTANA, INC.

By:	/s/ Robyn Lamont
Robyn Lamont
Vice President and Chief Financial Officer

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page –S-4

ADMINISTRATIVE AGENT:

MUTUAL OF OMAHA BANK,
as Administrative Agent

By:	/s/ Keith Miller
J. Keith Miller
Senior Energy Lender

LENDERS:

MUTUAL OF OMAHA BANK

By:	/s/ Keith Miller
J. Keith Miller
Senior Energy Lender

FOURTH AMENDMENT TO CREDIT AGREEMENT – Signature Page –S-5